UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2007
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-32955 (Commission File Number)	04-3557612 (I.R.S. Employer Identification No.)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 25, 2007, the Board of Directors amended and restated the Company’s By-laws (as so amended and restated, the “By-laws”). The material changes reflected in the By-lays are summarized below. This summary is qualified in its entirety by the full text of the By-lays, which are filed as Exhibit 3.1 to this Report.
Article II — Stockholders
Special Meeting
Previously, a special meeting could only be called by a majority of the Board of Directors. Now, consistent with the requirements of Massachusetts law, a stockholder may call a special meeting by the following procedure: (1) deliver a demand to the Secretary signed by 40% or more of the stockholders, (2) state the date of the special meeting and the proposals to be considered, (3) provide the same information that is required for stockholder proposals to be considered at the Annual Meeting, and (4) conform with the By-laws generally and any other applicable law.
Article III — Directors
Composition
The Board of Directors shall now consist of not more than 15 Directors. Previously the Board of Directors could consist of up to 25 Directors.
Vacancy on Board
Any Director elected to fill a vacancy on the board shall serve for the remainder of the full term of the class of Directors in which the vacancy occurred or the new directorship was created and until the Director’s successor shall have been elected and qualified. Previously, a Director elected to fill a vacancy on the board served until the next election of Directors by the stockholders.
Article IV — Officers
Secretary
References in the By-laws to a “Clerk” have been replaced by “Secretary” in order to conform to changes in Massachusetts law. The By-laws also now provide that the Secretary will be elected annually by the Board of Directors. Previously, the Clerk would be elected by the stockholders at the Annual Meeting to the extent such election was required by law.
Article VIII — Miscellaneous Provisions
Fiscal Year
The Company’s by-laws initially filed with the Commission stated that the Company’s fiscal year was the year ending October 31, which was the fiscal year the Company previously used for tax purposes. The Company’s fiscal year for financial reporting purposes has always been the year ending December 31. The By-laws now state that the Company’s fiscal year ends on December 31, which also is the fiscal year that the Company now uses for tax purposes.
Item 9.01   Financial Statements and Exhibits

(c)	Exhibits.

3.1 Amended and Restated By-laws of LSB Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LSB CORPORATION
DATED: October 31, 2007

By:	/s/ GERALD T. MULLIGAN
Gerald T. Mulligan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws of LSB Corporation